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                              BNY Hamilton Funds
               Prospectus Supplement dated December 21, 2006 to
                 Fixed Income Funds Class A and Class C Shares
                        Prospectus dated April 28, 2006
                  and Equity Funds Class A and Class C Shares
                        Prospectus dated April 28, 2006

At a recent meeting of the Board of Directors of the BNY Hamilton Funds, the board determined to terminate the Class C share class of each of the BNY Hamilton Core Bond Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton High Yield Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton International Equity Fund, BNY Hamilton Large Cap Equity Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton Small Cap Core Equity Fund and BNY Hamilton Small Cap Growth Fund, effective as of December 29/th/, 2006. Effective as of that date, the prospectuses for such Funds are deemed to be revised to eliminate references to Class C shares. If you own Class C shares of a BNY Hamilton Fund on that date, such shares shall be converted to Class A shares of such BNY Hamilton Fund. Please call 1-800-426-9363 if you have any questions.